UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  June 8, 2009
                                  ------------
                Date of Report (Date of earliest event reported)


                               TELVUE CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-17170                   51-0299879
          --------                     -------                   ----------
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)


                          16000 HORIZON WAY, SUITE 500,
                          MT. LAUREL, NEW JERSEY 08054
                          ----------------------------
                    (Address of principal executive offices)


                                  856-273-8888
                                  ------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On June 8, 2009, TelVue Corporation (the "Company") entered into a Line of Credit Note (the "Note") with its majority stockholder, H.F. (Gerry) Lenfest. Under the terms of the Note, the Company may borrow, from time to time, up to the maximum principal amount of the Note, which is $500,000, for general working capital. The minimum advance under the Note is $100,000 and the interest rate of the Note is equal to the prime rate as stated in the Wall Street Journal from time to time plus one percent (1%). The Note contains customary events of default, including, among others, non-payment of principal and interest and in the event the Company is involved in certain insolvency proceedings. In the event of a default, all of the obligations of the Company under the Note may be declared immediately due and payable. The Note is unsecured and all borrowings plus interest are due six (6) years from the date of the first advance under the Note unless extended or renewed. A copy of the Note is attached to this report as Exhibit 10.1 and is incorporated by reference herein.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         On June 8, 2009, the Company entered into a Line of Credit Note with its majority stockholder, H.F. (Gerry) Lenfest. This new line of credit is summarized under Item 1.01 of this report, which is incorporated by reference into this Item 2.03.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NO.                         DESCRIPTION
-----------                         -----------
   10.1 Line of Credit Note, dated June 8, 2009, between H.F. (Gerry) Lenfest and TelVue Corporation.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 11, 2009                TelVue Corporation

                                    By: /s/ Jesse Lerman
                                        ----------------
                                    Name:  Jesse Lerman
                                    Title: President and Chief Executive Officer


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

                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION
-----------                         -----------
   10.1 Line of Credit Note, dated June 8, 2009, between H.F. (Gerry) Lenfest and TelVue Corporation.


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